SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING U.S. EQUITY FUNDS
For the Allspring Low Volatility U.S. Equity Fund (the “Fund”)

At a meeting held on February 23-24, 2022, the Board of Trustees of Allspring Funds Trust unanimously approved the liquidation of the Fund.

Effective at the close of business on March 1, 2022, the Fund is closed to new investors and to additional investments from existing shareholders, except that existing retirement plans, benefit plans, retirement plan platforms and intermediary centrally managed (home office) model portfolios may continue to add new participants and make additional purchases until the Fund’s liquidation.

The liquidation of the Fund is expected to occur after close of business on or about April 22, 2021. Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds in complete redemption of their shares.

February 25, 2022	LCIT022/P104SP